Exhibit 10.5.05

CERTIFICATE OF OWNERSHIP INTERESTS

This Certificate is being executed and delivered in connection with that certain Credit Agreement dated June 27, 2013 (the “Credit Agreement”) between Starboard Resources, Inc. (the “Borrower” or “Owner”) and Independent Bank (the “Lender”).  The Owner hereby represents, warrants and certifies to the Lender as follows, with the knowledge and intent that the Lender will rely on such representations, warranties and certifications (without any independent investigation by the Lender with respect thereto) in entering into the Credit Agreement and advancing the funds thereunder (unless otherwise defined herein or the context hereof otherwise requires, terms defined in the Credit Agreement are used herein as therein defined):

(i)           As to each of the oil and gas properties or wells described or referred to on Table II attached hereto and made a part hereof (the “Wells”) (and without regard to any consent or non-consent provisions contained in any applicable joint operating agreement): (a) the Owner has good and defensible title (both of record and beneficially) to the extent of, and the Owner’s share of costs is not greater than, the decimal figure set forth in the applicable portions of Table II described therein as “Working Interest” or “WI” (in each case where applicable, before payout “BPO” and after payout “APO”); (b) the Owner’s share of production of oil, gas and other minerals from or allocated to each Well is not less than the decimal figure set forth in the applicable portions of Table II described therein as “Net Revenue Interest” or “NRI” (in each case where applicable, before payout “BPO” and after payout “APO”); and (c) no payments for the Owner’s share of such production are being withheld or are currently in suspense, and the Owner is currently receiving payment for the entirety of the Owner’s share of production of oil, gas and other minerals with respect thereto.

(ii)           Exhibit A to the Mortgage and Deed of Trust of even date herewith executed in connection with the Credit Agreement contains a legal description of all leases and lands in which the Owner has an interest and which are included in the Proration Unit (as hereinafter defined) established for the Well to which such description pertains. As used herein, the term “Proration Unit” shall mean all lands and acreage dedicated, assigned, or allocated to the proration, spacing or production unit established for a Well, in accordance with the rules and regulations of the applicable conservation authority, in order to obtain the maximum production allowable from such well. To the extent that the Owner’s ownership interests in any of the lands or Proration Units are subject to depth limitations, all Wells situated on such lands or Proration Units are currently producing from those depths to which the Owner’s ownership interests are limited. Exhibit A contains a legal description for each Well listed on Table II.

(iii)           Exhibit B contains a true and complete listing of (a) the names and addresses of all current purchasers of production from each of the Wells, together with the division order property or lease number accorded to each such Well by such purchaser(s) and (b) the names and addresses of the current operator of each of the Wells.

(iv)           The ownership interests specified in Table II with respect to each Well are the same interests furnished by the Owner to the Lender in connection with the engineering evaluations conducted by the Lender with respect to the oil and gas reserves attributable to each Well.

The Owner acknowledges that this Certificate constitutes one of the Loan Documents and the discovery by the Lender that any statement, representation, warranty or certification made herein is false, misleading or erroneous in any material respect shall constitute an Event of Default under the Credit Agreement entitling the Lender to exercise all its rights and remedies afforded by the Loan Documents with respect thereto and as a consequence thereof.

The undersigned representative of the Owner represents and warrants to the Lender with the knowledge and intent that the Lender will rely hereon that the undersigned is familiar with the wells and properties described or referred to on Table II hereto, that this Certificate has been prepared under his supervision and that to the best of his knowledge and belief, the representations and warranties of the Owner in this Certificate are true and correct in all material respects.

IN WITNESS WHEREOF, this Certificate is executed as of June 27, 2013, and shall be binding upon the Owner and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

Starboard Resources, Inc.

By:
Printed Name: Michael J. Pawelek
Title: Chief Executive Officer

TABLE II

[This Table II continues on the pages following.]

EXHIBIT B

1) DCP Midstream LP - 5718 Westheimer Road, Suite 1900, Houston, Texas 77057
2) EDF Trading - 4700 W. Sam Houston Parkway N. Suite 250, Houston, Texas 77041